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                                                                   Exhibit 23.16




                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 16, 2002, in the Post-Effective Amendment No. 3 to the Registration Statement (Form S-11/A No. 333-52484) and related Prospectus of Vestin Fund II, LLC for the registration of 50,000,000 of its units.

/s/ ERNST & YOUNG LLP


Los Angeles, California
March 24, 2003